EXHIBIT 32.1

            SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                  CHIEF FINANCIAL OFFICER OF CORIXA CORPORATION

In connection with the accompanying Quarterly Report on Form 10-Q of Corixa Corporation for the quarter ended June 30, 2003, the undersigned, Steven Gillis, Ph.D, Chairman of the Board and Chief Executive Officer of Corixa Corporation, and Michelle Burris, Senior Vice President and Chief Financial Officer of Corixa Corporation, do each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Corixa Corporation.

           Date: August 1, 2003        By: /s/ STEVEN GILLIS
                                       ---------------------------
                                       Steven Gillis, Ph.D.
                                       Chairman of the Board
                                       and Chief Executive Officer

           Date: August 1, 2003        By: /s/ MICHELLE BURRIS
                                       ---------------------------
                                       Michelle Burris
                                       Senior Vice President
                                       and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Corixa Corporation and will be retained by Corixa Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                       39